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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 23, 2002

                           MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

              000-30578                                98-0208374
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      (Commission File Number)            (I.R.S. Employer Identification No.)

               337 Magna Drive, Aurora, Ontario, Canada   L4G 7K1
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             (Address of Principal Executive Offices)    (Zip Code)

                                (905) 726-2462
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if changed since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 23, 2002, MEC Lone Star, L.P. (the "Buyer"), a limited partnership owned and wholly controlled by Magna Entertainment Corp. (the "Company"), completed the previously announced acquisition of substantially all of the operations and related assets of Lone Star Park at Grand Prairie. The acquisition was completed pursuant to an Asset Purchase Agreement entered into between the Buyer and Lone Star Race Park, Ltd. and LSJC Development Corporation (the "Sellers"), dated as of March 6, 2002. Lone Star Park at Grand Prairie is a Thoroughbred and American Quarter Horse racetrack located near Dallas, Texas.

The acquired assets include the rights under a long-term lease of Lone Star Park at Grand Prairie pursuant to a lease agreement with Grand Prairie Sports Development Corporation ("GPSDC") and a related purchase option exercisable at expiry in 2027. The GPSDC approved the assignment of the lease agreement on September 16, 2002 and the Texas Racing Commission approved all other aspects of the transaction requiring approval on October 16, 2002. The Buyer intends to continue to use the acquired assets in the operation of Lone Star Park at Grand Prairie.

The purchase price, after adjustments, of approximately US$100 million was satisfied by the payment of

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approximately US$81 million in cash and the assumption of certain liabilities, including the Lone Star Park capital lease obligation of approximately $19 million. The Company paid the purchase price primarily from cash on hand and partly through a draw on its credit facility with Bank of Montreal. The amount of the purchase price was negotiated by the Company with the Sellers at arm's length on the basis of the Company's analysis of the financial position, profitability and future prospects of the business being acquired.

A copy of the press release announcing the completion of the transaction is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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
 (c)         Exhibits                                                    Page

 Exhibit 2   Asset Purchase Agreement dated as of March 6, 2002 among    4 - 65
             MEC Lone Star, L.P., Lone Star Race Park, Ltd. and
             LSJC Development Corporation. (The Exhibits to this
             Agreement, which are identified in the list appearing at the end of the Agreement, have been omitted but will be furnished supplementally to the Commission upon request.)

 Exhibit 2.1 First Amendment to Asset Purchase Agreement made as of      66
             September 30, 2002

 Exhibit 2.2 Second Amendment to Asset Purchase Agreement made as of     72
             October 23, 2002.

 Exhibit 99  Copy of the Company's press release dated October 23,
             2002.                                                       76
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MAGNA ENTERTAINMENT CORP.
                                                      (Registrant)


Date: November 6, 2002                  by:         /s/Gary M. Cohn
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                                                Gary M. Cohn, Secretary